UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2007

DIGUANG INTERNATIONAL DEVELOPMENT CO., LTD.
(formerly Online Processing, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-69270	22-3774845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Building 64, Jinlong Industry District Majialong
Nanshan District, Shenzhen,
People’s Republic of China
Post Code: 518052
(Address of principal executive offices (zip code))

(86) 755-2655-3580
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

New independent registered public accounting firm

Due to a recent reorganization by BDO International, the company's auditors, BDO Reanda, were no longer part of the BDO International network.  In order to assure the continuity of audit services rendered by BDO International, the Company decided, effective October 22, 2007, to select BDO Shenzen as its independent auditor, beginning with the review for the third quarter ending September 30, 2007.

The Audit Committee approved the resignation of BDO Reanda and the appointment of BDO Shenzen effective October 22, 2007.

The change in auditors was not the result of any disagreement with BDO Reanda, and the company's management team would like to take this opportunity to express our cordial thanks to BDO Reanda for their valuable professional services to the Company.

The reports of BDO Reanda on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the company’s decision to replace BDO Reanda, there were no disagreements with BDO Reanda on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of BDO Reanda would have caused BDO Reanda to make reference to the matter in their report. There were no reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304(a)(1)(v). The Company has requested that BDO Reanda furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 25, 2007 is filed as Exhibit 16.1 to this Form 8-K.

During the Registrant’s two most recent fiscal years and the period through the October 22, 2007, neither the Registrant nor anyone on its behalf has consulted with BDO Shenzhen regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

16.1	Letter of BDO Reanda dated October 25, 2007 regarding the disclosure contained in Item 4 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diguang International Development Co., Ltd.

Date: October 26, 2007	By:	/s/ Keith Hor
Keith Hor
Chief Financial Officer